                                                              Exhibit 8(kk)(ii)

                               SECOND AMENDMENT
                          TO PARTICIPATION AGREEMENT
                     AMONG NORTHERN LIGHTS VARIABLE TRUST,
                      NORTHERN LIGHTS DISTRIBUTORS, LLC,
                          VALMARK ADVISERS, INC., AND
                       MINNESOTA LIFE INSURANCE COMPANY

   This Second Amendment (the "Amendment") is incorporated in and made a part of the Fund Participation Agreement (the "Agreement") made as of the 12/th/ day of March, 2012, by and among Minnesota Life Insurance Company (hereinafter the "Company"), on its own behalf and on behalf of one or more segregated asset accounts of the Company (hereinafter the "Account"), Northern Lights Variable Trust (hereinafter the "Trust"), Northern Lights Distributors, LLC (hereinafter the "Underwriter") and ValMark Advisers, Inc. (hereinafter the "Adviser"). The following terms and conditions amend the terms of the Amendment and, in the case of any conflict between the terms and conditions of the Agreement and the terms and conditions of this Amendment, the language of this Amendment shall control and govern. All capitalized and abbreviated terms defined in the Agreement shall have the same definitions apply in this Amendment.

    1. Schedule B of the Agreement is deleted and replaced with the Schedule B to this Amendment, attached hereto.

IN WITNESS WHEREOF, each of the parties hereto has caused this Second Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative as of November 5, 2013:

                                                Company:
                                                MINNESOTA LIFE INSURANCE COMPANY
                                                By its authorized officer,

                                                /s/ Bruce P. Shay
                                                --------------------------------
                                                By: Bruce P. Shay
                                                Title: Executive Vice President
                                                Date: 11-18-13

                                                Trust:
                                                NORTHERN LIGHTS VARIABLE TRUST
                                                By its authorized officer,

                                                /s/ Andrew Rogers
                                                --------------------------------
                                                By: Andrew Rogers
                                                Title: President
                                                Date: 11-18-13

                                             Underwriter:
                                             NORTHNERN LIGHTS DISTRIBUTORS, INC.
                                             By its authorized officer,

                                             /s/ Mike Nielsen
                                             -----------------------------------
                                             By: Mike Nielsen
                                             Title: CCO
                                             Date: 11-8-13

                                             Advisor:
                                             VALMARK ADVISERS, INC.
                                             By its authorized officer,

                                             /s/ Michael A. McClary
                                             -----------------------------------
                                             By: Michael A. McClary
                                             Title: Chief Investment Officer
                                             Date: 11-13-13

                                  SCHEDULE B
                        (AS AMENDED SEPTEMBER 1, 2013)

                           Participating Portfolios

         TOPS(R) Capital Preservation ETF Portfolio - Class 2
         TOPS(R) Balanced ETF Portfolio - Class 2
         TOPS(R) Moderate Growth ETF Portfolio - Class 2
         TOPS(R) Growth ETF Portfolio - Class 2
         TOPS(R) Aggressive Growth ETF Portfolio - Class 2
         TOPS(R) Managed Risk Balanced ETF Portfolio - Class 2
         TOPS(R) Managed Risk Moderate Growth ETF Portfolio - Class 2
         TOPS(R) Managed Risk Growth ETF Portfolio - Class 2
         TOPS(R) Managed Risk Flex ETF Portfolio